UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Damastown, Mulhuddart
Dublin 15, Ireland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +353 1 880-8180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A of Mallinckrodt plc ("the Company"), which is furnished on December 2, 2013, amends the Current Report on Form 8-K including the Company's press release announcing financial results for the quarter and fiscal year ended September 27, 2013, which was originally furnished to the Securities and Exchange Commission ("the SEC") on November 7, 2013 ("the Original Form 8-K"). This Form 8-K/A is being furnished for the sole purpose of amending the Company's financial results tables contained in the press release included with the Original Form 8-K to reflect timing adjustments in recognizing certain customer chargebacks and rebates in the fourth quarter of fiscal 2013. These adjustments resulted in a $2.3 million decrease in net income ($0.04 per share on both a basic and diluted basis) compared with the financial results reflected in the press release included with the Original Form 8-K. This decrease was driven by a $7.0 million decrease in net sales that was partially offset by the associated indirect impacts.

Item 2.02    Results of Operations and Financial Condition.

On November 7, 2013, Mallinckrodt plc issued a press release announcing financial results for the quarter and fiscal year ended September 27, 2013. This Form 8-K/A, which is furnished on December 2, 2013, amends the financial results tables contained in the November 7, 2013 press release. The amended financial results tables are furnished as Exhibit 99.1 to this Form 8-K/A.
The information contained in Items 2.02 and 9.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures
The financial tables, as amended, furnished as Exhibit 99.1 to this Form 8-K/A contain financial measures, including adjusted net income, adjusted diluted earnings per share, adjusted EBITDA and operational growth, which are considered "non-GAAP" financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP measures are discussed further in Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Amended Fourth Quarter and Full Year Financial Tables dated December 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
(registrant)

Date:	December 2, 2013	By:	/s/ Matthew Harbaugh
Matthew Harbaugh
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Amended Fourth Quarter and Full Year Financial Tables dated December 2, 2013.